SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): June 6, 2005


                           CAROLINA NATIONAL CORPORATION




Incorporated under the     Commission File No. 000-50257      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  571101005


                                 1350 Main Street

                          Columbia, South Carolina 29607

                             Telephone: 803-779-0411


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment Principal Officers.

(b)  On June 3, 2005, the registrant's chief financial officer resigned.

(c) On June 6, 2005, Rollo F. Ingram was appointed as Executive Vice President and Chief Financial Officer of Registrant. Mr. Ingram is 59 years old and will serve at the pleasure of the board of directors. From August, 2004 until June, 2005, Mr. Ingram was Senior Vice President and Chief Financial Officer of The Bank of Hiawasee, Hiawasee, Georgia. From June, 2000 to August, 2004 he was President of Atlantic Capital Corporation. Mr. Ingram will receive an annual salary of $135,000 plus a $20,000 bonus for 2005. He was also awarded stock options for 10,000 shares of common stock and the registrant will reimburse his moving expenses.





































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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   CAROLINA NATIONAL CORPORATION
                                   (Registrant)



Date:  August 10, 2005            By: /s/ Roger B. Whaley
                                    --------------------------------------------
                                    Roger B. Whaley
                                    President